CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amendment No. 1 to the Annual Report of Aurora Innovation, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 12, 2022

AURORA INNOVATION, INC.

By:	/s/ Chris Urmson
Name:	Chris Urmson
Title:	Chairman and Chief Executive Officer (Principal Executive Officer)